QUARTERLY REPORT
                               DECEMBER 31, 1998

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 12/31/98 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000


                                    STANDARD &
              FMI FOCUS FUND        POOR'S 500    RUSSELL 2000
              --------------        ----------    ------------
12/16/96          $10,000             $10,000        $10,000
12/31/96          $10,245             $10,280        $10,350
3/31/97           $10,736             $10,549         $9,815
6/30/97           $12,709             $12,390        $11,406
9/30/97           $16,796             $13,333        $13,103
12/31/97          $17,391             $13,712        $12,664
3/31/98           $19,876             $15,626        $13,938
6/30/98           $19,687             $16,145        $13,289
9/30/98           $17,838             $14,553        $10,611
12/31/98          $23,561             $17,654        $12,342

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 12/31/98
                                                                 Annualized
                                                          Total Return*<F1>
                                    Total Return*<F1>      Through 12/31/98
                Total Return*<F1>        For the Year             From Fund
                    Last 3 Months      Ended 12/31/98    Inception 12/16/96
---------------------------------------------------------------------------
FMI Focus Fund              32.1%               35.4%                 52.1%
Standard &Poor's 500        21.3%               28.8%                 32.1%
Russell 2000                16.3%               -2.5%                 10.9%
---------------------------------------------------------------------------
*<F1>Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

FMI Focus Fund

                                                               February 25, 1999

Dear Fellow Shareholder:

  We are pleased to report that the Fund concluded its second calendar year by posting a 32.1% increase for the December quarter and 35.4% return for the year. Combined with our 69.7% first year results (1997), our two year total return of 129.8% puts us in the top 1% of all mutual funds. Comparative returns are displayed in the graph below. We are particularly pleased to have achieved these results given the tough small and mid-cap markets these past several years. Perhaps as significant, we believe that we achieved these excellent returns without taking undue risk. The Fund's beta was just 0.79 over this two year time frame. Recall that beta is a common measure of risk, and that the broader market indices (such as S&P 500 and NYSE Index) has a beta of one. As the FMI Focus Fund enters its third year, we are enthusiastic and confident in our approach to investing in growing, well-managed, and reasonably valued small to mid-sized companies. We strive to find strong franchises in industries we know and understand, and invest in them on an opportunistic basis, such as last fall, when the market went through one of its occasional "adjustments".

  When we sat down to review the December quarter and write the shareholder report, two appropriate phrases immediately leapt to mind: 1) "Whew" (picture your portfolio manager in early September staring at his Bloomberg screen in near disbelief at the percentage decreases in some stocks); and 2) "The Return Of The Comeback Kids" which accurately describes our post-September rise from the depths. Last summer through early fall was a real test of investors convictions, particularly in the small and mid-cap stock arena. Stock prices plummeted and many investors lost their composure (as well as their pocketbooks). For those able to keep their wits, the sell-off presented some unbelievable buying opportunities. As the ubiquitous Peter Lynch repeatedly says in the popular T.V. commercial; "you have to know your companies and know why you own them." Our investment success in the fourth quarter was a result of conviction and staying power, which are derived from knowledge and understanding. Out of the mayhem last fall, a handful of high quality companies that we know well were handed to us on a silver platter. We purchased shares of Financial Security Assurance (a municipal bond insurer) below adjusted book value, and Heller Financial (an excellent commercial finance franchise) at nearly nine times earnings. In Heller's case the price was less than half of what General Electric reportedly had offered Fuji Bank (which owned 100% of Heller prior to its IPOlast spring) for the entire company one year ago. We accumulated Ziff-Davis, the technology magazine/web page publisher and broadcaster at prices as low as $4 per share (currently trading in the mid-teens). We added to Manitowoc Co., a terrific Wisconsin based manufacturer enjoying an excellent new product cycle, at under ten times earnings. We also added to our cable television and communications positions. Like you, we were very nervous, but we maintained our perspective, took advantage of some of the "giveaways" and finished the year strong. We believe the experience, while trying, reinforces the logic of our approach; sticking with companies and industries that we really understand and have good growth prospects, while also
                                     ---
being cognizant of valuation. We spoke to many of you during this rough period in the market and want to thank you for your unwavering support. As we pointed out during our many telephone conversations, it is during the nerve racking times that investors can make the most money provided one doesn't panic. The FMI Focus Fund probably wouldn't have had the opportunity for a nearly 36% return this past year absent last summer's "hiccup". Some pain usually precedes big gains. As we write this letter, we may be in for another near term hiccup given the huge fourth quarter rally. Brazil and other international markets look troubled again, and similar to last summer, small and mid-sized companies seem to be the focus of the recent sell off. Yet we offer the same advice today as last fall - "Hang In There". Again, we want to stress that our discipline and experienced research driven approach allows us to take advantage of volatile markets. If we encounter more turbulence, we would hope to avail ourselves of any accompanying opportunities presented by "Mr. Market". I'll now turn my pen over to senior analyst Glenn Primack, who will review several areas of focus.

                                WIRED IN WISCONSIN

  As we enter 1999, approximately 35% of the portfolio is focused on media-related stocks. This sector can be segregated into three categories: facilities-based communications service providers, communications equipment suppliers, and content providers. Our cable television holdings are a backdoor Internet play since the hybrid-fiber coax (HFC) architecture being deployed by cable operators provide a robust, always-on connection for web-surfers. The merger between AT&T and TCI confirms our belief that HFC technology can deliver advanced, two-way video, telco, and data signals through cable's broadband network to a consumer. The boundary between cable television and phone service will become increasingly blurred. Regional Bell Operating Companies (RBOCs) and Competitive Local Exchange Carriers (CLECs) are also upgrading and building their infrastructure in order to link almost every home and office in the country with high-speed data capability (a faster Internet connection). According to Jupiter Communications, a well-respected research firm, the number of online users in the United States will pass 75 million, or over one-third of the population. The rate of growth of the consumer Internet economy in Europe & Asia meanwhile, is faster. The continued investment in bandwidth by service providers led us to communications equipment stocks, such as ADC Telecommunications and Northern Telecom. These companies address three fast growing market segments: the worldwide public network infrastructure for voice, video, and data communications, the Internet infrastructure that supports the World Wide Web, and corporate wide area and virtual private networks (WANs/VPNs). As digital networks are built-out, there will be a need for information and entertainment content in electronic, interactive form. Owners of programming should flourish as new distribution channels develop (digital cable, internet, and satellite) offering new avenues to expand existing brands. We believe that "content" is the next area where technology and consumer demand will intersect, therefore we invested in Liberty Media, PRIMEDIA, and Ziff-Davis.

                                 OUTLOOK FOR 1999

  We expect the market to continue to be volatile not only this year, but over the next few years as investors cope with the increasingly complex global landscape. Although the volatility may not subside anytime soon, this environment does present some great opportunities, ala Warren Buffet's "Mr. Market." In summary, we would like to thank our shareholders for supporting us during a tumultuous period. We would especially like to welcome and thank a new shareholder, Mr. Daniel Sterling, for boosting the Fund above the $25 million asset threshold. This is a milestone event because financial publications, such as: The Wall Street Journal, Investors Business Daily, and Barrons will now incorporate the Fund into their databases and track the performance on a daily basis. Mr. Sterling is a local entrepreneur that has opened a chain of homemade bread stores aptly named The Breadsmith. We recently visited Dan at his
                         --------------
operation (we strongly recommend the homemade pizza) in order to thank him personally, explain our investment process and "break bread". We hope to make him, as well as each of you, some dough this year.

  Sincerely,

   /s/Ted D. Kellner             /s/Richard E. Lane
   Ted D. Kellner, C.F.A.        Richard E. Lane, C.F.A.
   Portfolio Manager             Portfolio Manager


             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

FMI Focus Fund
STATEMENT OF NET ASSETS
December 31, 1998 (Unaudited)

     PRINCIPAL                                                      QUOTED
     AMOUNT OR                                                      MARKET
       SHARES                                                   VALUE (B)<F3>
       ------                                                   -------------
COMMON STOCKS -- 102.1% (A)<F2>
                COMMUNICATIONS EQUIPMENT -- 12.0%
       27,000   ADC Telecommunications, Inc.                    $   938,250
       61,000   Anicom, Inc.                                        560,468
       17,700   ANTEC Corp.                                         356,212
       16,000   Channell Commercial Corp.                           134,000
       11,500   Northern Telecom Limited                            576,438
        6,000   Superior TeleCom Inc.                               283,500
       17,000   Teltrend Inc.                                       325,125
       14,500   Tollgrade Communications Inc.                       279,125
                                                                -----------
                                                                  3,453,118
                COMMUNICATION SERVICES/CABLE -- 23.3%
       33,100   Bell & Howell Co.                                 1,251,610
       25,000   Century Communications Corp.                        792,975
        1,000   Grey Advertising Inc.                               364,000
       23,900   Imax Corp.                                          755,838
       25,000   Jones Intercable Inc. Cl A                          890,625
       30,000   PRIMEDIA Inc.                                       352,500
       35,000   TCA Cable TV, Inc.                                1,249,080
       13,000   Univision Communications Inc.                       470,444
       35,000   Ziff-Davis Inc.                                     553,455
                                                                -----------
                                                                  6,680,527
                COMPUTERS & ELECTRONICS -- 19.9%
       17,000   Affiliated Computer Services, Inc.                  765,000
       41,000   Arrow Electronics, Inc.                           1,094,208
       25,000   Celestica Inc.                                      617,200
        7,000   DST Systems, Inc.                                   399,441
       25,000   FileNet Corp.                                       286,725
       25,000   General Semiconductor, Inc.                         204,700
       20,000   HNC Software Inc.                                   808,760
       20,000   Methode Electronics, Inc.                           312,500
       44,000   MicroTouch Systems, Inc.                            577,500
       25,000   Pioneer-Standard
                  Electronics, Inc.                                 234,375
       27,000   Vishay Intertechnology, Inc.                        391,500
                                                                -----------
                                                                  5,691,909
                CONSUMER PRODUCTS & RETAIL -- 3.2%
       20,000   Hanover Direct, Inc.                                 68,760
       10,000   IDG Books Worldwide, Inc.                           172,500
       26,000   Jostens, Inc.                                       680,888
                                                                -----------
                                                                    922,148
                FINANCIAL SERVICES & BANKS -- 10.6%
       22,700   Affiliated Managers Group, Inc.                     678,162
       36,200   Blackhawk Bancorp, Inc.                             506,800
       33,500   Heller Financial, Inc.                              984,063
       11,800   National City Bancorp.                              309,750
       10,000   Prime Bancshares, Inc.                              172,500
       12,000   Union Bankshares Ltd.                               150,000
       15,000   Willis Lease Finance Corp.                          236,250
                                                                -----------
                                                                  3,037,525
                HEALTH INDUSTRIES -- 6.3%
       15,375   Covance Inc.                                        447,797
        6,000   Henry Schein, Inc.                                  268,500
       22,500   PAREXEL International Corp.                         562,500
       17,500   Pharmaceutical Product
                  Development, Inc.                                 526,102
                                                                -----------
                                                                  1,804,899
                INDUSTRIAL PRODUCTS -- 6.1%
       13,500   Crompton & Knowles Corp.                            279,288
       25,650   General Cable Corp.                                 525,825
       15,000   The Manitowoc Company, Inc.                         665,625
        9,100   Raychem Corp.                                       294,049
                                                                -----------
                                                                  1,764,787
                INSURANCE -- 20.7%
       15,000   Amerin Corp.                                        354,375
       18,000   Chicago Title Corp.                                 844,884
       23,000   CNA Surety Corp.                                    362,250
       15,323   Delphi Financial Group, Inc.                        803,507
       12,000   Enhance Financial Services Group Inc.               360,000
       22,500   Financial Security Assurance
                  Holdings Ltd.                                   1,220,625
       30,000   FPIC Insurance Group, Inc.                        1,434,390
        9,000   Reinsurance Group Of America Non-Voting             546,750
                                                                -----------
                                                                  5,926,781
                                                                -----------
                    Total common stocks                          29,281,694
                                                                -----------
SHORT-TERM INVESTMENTS -- 0.1% (A)<F2>
                VARIABLE RATE DEMAND NOTE
      $19,053   Firstar Bank U.S.A., N.A.                       $    19,053
                                                                -----------
                    Total investments                            29,300,747
                Liabilities, less cash and
                  receivables (2.2%) (A)<F2>                       (636,985)
                                                                -----------
                    Net Assets (C)<F4>                          $28,663,762
                                                                -----------
                                                                -----------
                    Net Asset Value Per Share
                      ($0.01 par value 500,000,000
                      shares authorized), offering
                      and redemption price
                      ($28,663,762 / 1,488,733
                      shares outstanding)                      $     19.25
                                                                -----------
                                                                -----------

  (a)<F2> Percentages for the various classifications relate to net assets.
  (b)<F3> Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value.
  (c)<F4> The Fund may buy put options on securities. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price.

     For the quarter ending December 31, 1998, the FMI Focus Fund had closed the following put options:
                                            # OF
                                         CONTRACTS         COST
                                         ---------         -----
   Balance at September 30, 1998                30       $ 15,180
   Options purchased                             0             --
   Options expired                               0             --
   Options closed                              (30)       (15,180)
                                           -------       --------
   Balance at December 31, 1998                  0       $      0
                                           -------       --------
                                           -------       --------


                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                                 TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                             FIRSTAR BANK MILWAUKEE
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.